SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant  [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[]   Preliminary Proxy Statement
[]   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to ss.240.14a-12


                              BLUE MOON INVESTMENTS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                   Board of Directors - Blue Moon Investments
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee Paid:

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[ ]  Fee paid previously with preliminary materials.


[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                           NOTICE OF ANNUAL MEETING OF
                      SHAREHOLDERS OF BLUE MOON INVESTMENTS



To the Shareholders of BLUE MOON INVESTMENTS:

     The Annual Meeting of Shareholders will be held at the offices of R.D. Capital, Inc., located at Suite 810 - 1708 Dolphin Avenue, Kelowna, British Columbia, Canada V1Y 9S4, on March 7, 2003, at 9:00 AM for the purposes of:

     1. To elect a Board of Directors for the ensuing year. The nominees for election to the office of director are as follows:

                a) David Ward

                b) Ron Schlitt

     2. To ratify all prior actions taken by the officer and directors of the corporation.

     February 24, 2003 has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of common stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

     All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. This will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

                                             By Order of the Board of Directors


                                            Ron Schlitt, Secretary

Dated: February 24, 2003



                         _______________________________

                             YOUR VOTE IS IMPORTANT
                             ----------------------

          YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         _______________________________

                                 PROXY STATEMENT
                                       OF
                              BLUE MOON INVESTMENTS

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BLUE MOON INVESTMENTS (the "Corporation") for use at the annual meeting of shareholders to be held at 9:00 AM, March 7, 2003, at the offices of R.D. Capital, Inc., located at Suite 810 - 1708 Dolphin Ave., Kelowna, British Columbia, Canada V1Y 9S4, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The statement and the proxy were first mailed to shareholders on or about February 24, 2003.

                         Voting Rights and Vote Required

     Shareholders at the close of business on February 24, 2003, the record date, are entitled to vote at the meeting. On that date, 500,000 shares of stock were outstanding. The determination of shareholders entitled to vote at the meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date. The presence in person or by proxy of the holders of a majority of the Corporation's outstanding shares constitutes a quorum for the transaction of business at the meeting.

     Each share is entitled to one vote. Cumulative voting is not permitted. In the election of directors, the two (2) nominees receiving the highest number of votes will be elected.

                                Voting of Proxies

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the shareholders' choices specified therein; except that where no choices have been specified, the shares will be voted: (a) "FOR" the election of the nominees to serve as directors of and for the Corporation; and (b) "FOR" the appointment of auditor for the Corporation.

     The Board of Directors of the Corporation knows of no matters to be brought before the meeting other than those indicated in this Proxy Statement. If, however, any other matters of which the Board of Directors is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

                              Revocability of Proxy

     The delivery of an executed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation or by another proxy subsequently executed and presented at the meeting at any time prior to the actual voting or by attendance and voting at the meeting.

                             Principal Shareholders

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the holders which are known by the Company to own beneficially more than 5% of any class of its voting shares as of February 24, 2003, the record date:


----------   -----------------------------   ---------------------   ----------
Title of         Name and Address of          Amount and Nature of   Percent of
 Class            Beneficial Owner            Beneficial Ownership     Class
----------   -----------------------------   ---------------------   ----------
Common       David Ward                              152,000              30.4%
             19690 - 50th Ave.
             Langley, British Columbia
             Canada V3A 4J2
----------
Common       Ron Schlitt                             152,000              30.4%
             1890 Ranchmont Cres.
             Kelowna, British Columbia
             Canada V1V 1T3
----------
Common       All Officers and Directors              304,000              60.8%
             as a Group (2 Persons)
----------   -----------------------------   ---------------------   ----------

     The shareholders listed above represent all of the Company's officers and directors. Each such shareholder has indicated that he intends to vote in favor of all of the Proposals submitted herein. Therefore, approval of the two Proposals included herein is assured.


PROPOSAL NO. 1:  ELECTION OF DIRECTORS
--------------------------------------

     The number of directors to be elected at the meeting to hold office for the ensuing year and until their successors are elected and qualified is two (2). It is the intention of the proxy holders named in the enclosed form of proxy to vote such proxies (except those containing contrary instructions) for the two
(2) nominees named below, all two (2) of whom are presently directors.

     The Board of Directors does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

     Nominees.
     ---------
     The nominees for election to the office of director are set forth below:

     Mr. David Ward, nominee for Chairman of the Board: David Ward, President and a director of the Company, was appointed to his positions with the Company in July 1997. In addition to his positions with the Company, since July 1992, Mr. Ward has been self-employed as a business consultant, providing management consulting services for various private companies in the construction and service industries. Mr. Ward received a Bachelors Degree in Commerce from the University of British Columbia in 1984 and a Professional Teaching Certificate from the University of British Columbia in 1987.

     Ron Schlitt is Secretary, Treasurer and a director of the Company, positions he has held since May 1997. In addition to his positions with the Company, since September 1992, Mr. Schlitt has also been the owner and manager of Epicenter Resources, Inc., Kelowna, B.C., Canada, where he administers employment and re-employment programs.

PROPOSAL NO. 2:  APPOINTMENT OF AUDITOR
---------------------------------------

     Management of the Company has selected Cordovano & Harvey, P.C., 201 Steele Street, Suite 300, Denver, Colorado, 80206, United States, to act as the Company's independent auditor for the fiscal year ended September 30, 2003, subject to ratification by shareholders holding a majority of the issued and outstanding shares of the Company. The person(s) named in the enclosed Proxy will vote for the appointment of Cordovano & Harvey, P.C. as Auditor of the Corporation to audit the Company's Financial Statements for the fiscal year ending September 30, 2003.

                           ANNUAL REPORT (FORM 10-KSB)

     The Company undertakes on written request to provide, without charge, each person from whom the accompanying Proxy is solicited with a copy of the Company's Annual Report on Form 10-KSB for the year ended September 30, 2002, filed with the Securities and Exchange Commission on December 23, 2002. Any Exhibits will also be available for a small charge. Requests should be addressed to Blue Moon Investments, Suite 810 - 1708 Dolphin Ave., Kelowna, British Columbia, Canada V1Y 9S4.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountants for the year ended September 30, 2003, are Cordovano & Harvey, P.C., subject to the approval of Proposal No. 2, above. Representatives of Cordovano & Harvey P.C. are not expected to be present at the meeting. The Board of Directors reviewed the fiscal 2003 audit plan and approved the performance of non-audit services by Cordovano & Harvey P.C. and have concluded that the performance of such non-audit services would not impair the independence of the firm.

                        INCORPORATION OF OTHER MATERIALS

     The Company's Form 10-QSB for the quarters ended December 31, 2001, March 31, 2002 and June 30, 2002, are incorporated herein by reference, a copy of which may be obtained, upon written request, addressed to Blue Moon Investments, Suite 810 - 1708 Dolphin Ave., Kelowna, British Columbia, Canada V1Y 9S4.

     It should also be noted that all documents subsequently filed by the Company pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act, prior to March 7, 2003, the date of the Shareholders Meeting, shall be deemed to be incorporated by reference into this proxy statement.

                                  OTHER MATTERS

     The Company knows of no other business to be presented at the meeting. However, if any other business is brought before the meeting, the proxies solicited hereby will be voted in the discretion of management.

     Any shareholder proposal intended to be presented at the Special Meeting of Shareholders should be sent to the Company, Attention: Corporate Secretary, and must be received not later than February 28, 2003.

     The cost of soliciting proxies will be borne by the Company. The Company has not retained any third party to assist in the solicitation of proxies and the Company does not expect to pay any compensation for the solicitation of proxies; however, brokers and other custodians, nominees, or fiduciaries will be reimbursed for their expenses in forwarding proxy material to principals and obtaining their proxies.

     On February 24, 2003, the record date fixed for determination of voting rights, the Company had outstanding 500,000 shares of Common Stock, each share having one vote.

     Cumulative voting of the Company's Common Stock is prohibited pursuant to the Company's Bylaws.

     The above Notice and Proxy Statement are sent by order of the Board of Directors.

     It is important, to secure a quorum, that your stock be represented at this Meeting regardless of the number of shares held by you. Even if you do not expect to be present, please sign, date and return the enclosed proxy promptly.

                                              By Order of the Board of Directors


                                              /s/Ron Schlitt
                                              ----------------------
                                              Ron Schlitt, Secretary
Dated:  February 24, 2003

                                      PROXY

                              BLUE MOON INVESTMENTS


     The undersigned, owner of shares of corporate stock the number and description of which are set forth below, appoints David Ward and Ron Schlitt, and each of them, with full power of substitution and revocation, to act as the undersigned's proxy holder at the meeting specified, and any adjournment of that meeting.

           Type of meeting:     Annual
           Date of meeting:     March 7, 2003
           Place of meeting:    Suite 810 - 1708 Dolphin Ave., Kelowna,
                                British Columbia, Canada V1Y 9S4

PROPOSALS:  (FOR  FULL  DETAIL  OF EACH  ITEM,  PLEASE  SEE THE  ENCLOSED  PROXY
STATEMENT)

Proposal No. 1. Election of Directors: Election of the following nominees as Directors of the Company:

                                FOR             AGAINST          ABSTAIN

     David Ward                 [ ]               [ ]              [ ]
     Ron Schlitt                [ ]               [ ]              [ ]

     Proposal No. 2. Ratification of Appointment of Independent Auditor. The Company has selected the firm of Cordovano & Harvey, P.C. to act as its independent auditor for the fiscal year ending September 30, 2003.

            FOR [ ]        AGAINST [ ]          ABSTAIN [ ]

     IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THE ATTACHED PROXY STATEMENT AND IN THE DISCRETION OF THE PROXIES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

     The proxy holder shall be entitled to cast the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the board of directors, and any and all other business that may come before the meeting.

     The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on March 7, 2003.

Dated: _________________, 2003
                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Print name of Shareholder

     Number and class of shares held:

     INSTRUCTIONS TO SHAREHOLDER: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT SHAREHOLDERS SHOULD EACH SIGN PERSONALLY. IF SIGNED BY AN ATTORNEY-IN-FACT, ATTACH THE POWER OF ATTORNEY. RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.